UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 3, 2021
Date of Report (date of earliest event reported)

Franchise Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2387 Liberty Way
Virginia Beach, Virginia 23456
(Address of Principal Executive Offices) (ZIP Code)

(757) 493-8855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market
7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Amended and Restated Equity Purchase Agreement

On March 3, 2021, Franchise Group Newco PSP, LLC (“Purchaser”), a Delaware limited liability company and a subsidiary of Franchise Group, Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Equity Purchase Agreement (the “A&R Equity Purchase Agreement”) with (i) PSP Holdings, LLC, a Delaware limited liability company (“PSP Holdings”), (ii) Sentinel Capital Partners VI-A, L.P., a Delaware limited partnership (“Blocker Owner”), (iii) Sentinel PSP Blocker, Inc., a Delaware corporation (“Blocker Corp”), (iv) PSP Midco, LLC, a Delaware limited liability company (“PSP Midco” and, together with its direct and indirect subsidiaries, collectively, “PSP”), (v) PSP Intermediate, LLC, a Delaware limited liability company (“PSP Intermediate”), (vi) Sentinel Capital Partners, L.L.C., a Delaware limited liability company (“Sentinel”), solely for purposes of agreeing to the covenants set forth in Section 6.8 and Section 6.9 of the A&R Equity Purchase Agreement, (vii) PSP Midco Holdings, LLC, a Delaware limited liability company (“Midco Holdings”, and subject to the provisions of the A&R Equity Purchase Agreement, each of PSP Holdings, PSP Intermediate and Midco Holdings, a “Seller”), and (viii) the Company, solely for purposes of agreeing to the covenants set forth in Section 10.19 of the A&R Equity Purchase Agreement, pursuant to which, among other things, Purchaser will acquire all of the outstanding equity interests of PSP Midco (the “Transaction”).

The A&R Equity Purchase Agreement amends that certain Equity Purchase Agreement, dated January 23, 2021 (the “Original Equity Purchase Agreement”), entered into by Purchaser with each PSP Holdings, Blocker Owner, Blocker Corp, PSP Midco, PSP Intermediate, Sentinel, solely for purposes of agreeing to the covenants set forth in Section 6.8 and Section 6.9 of the Original Equity Purchase Agreement, and the Company, solely for the purposes of agreeing to the covenants set forth in Section 10.19 of the Original Equity Purchase Agreement, to, among other things, (i) reflect the joinder of Midco Holdings, which was formed after the date of the Original Equity Purchase Agreement, as a party to, and a “Seller” under, the A&R Equity Purchase Agreement, (ii) in accordance with the terms and provisions of the Original Equity Purchase Agreement, give effect to the election (the “Blocker Retention Election”), timely delivered by Sellers to Purchaser on February 11, 2021, to exclude the sale of all of the outstanding equity interests of Blocker Corp from the Transaction and effectuate the Transaction as a sale of all of the outstanding equity interests of PSP Midco directly by Midco Holdings to Purchaser, and (iii) provide that the earliest date upon which the closing of the Transaction can occur under the A&R Equity Purchase Agreement shall be March 10, 2021.

The foregoing summary of the A&R Equity Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the A&R Equity Purchase Agreement, which is filed as Exhibit 2.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact, including the Company’s expectations regarding its financial condition, statements relating to the Transaction, debt financing with respect to the Transaction (the “Financing”) and anticipated benefits resulting therefrom, the performance of PSP and the success of PSP its strategic growth plans if the Transaction and/or the Financing are consummated, which are subject to various significant risks and uncertainties, many of which are outside of the control of the Company and the effects of the coronavirus (COVID-19) pandemic on economic conditions and the industry in general, the success of its financing efforts and the financial position and operating results of the Company. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. Additional factors that could cause actual results to differ materially from forward-looking statements include, among others, the risk that the Transaction and/or the Financing may not be completed in a timely manner or at all, which may adversely affect the business and stock price of the Company; the risk of any event, change or other circumstance that could give rise to the termination of the A&R Equity Purchase Agreement; the effect of the announcement or pendency of the Transaction on the ability of the Company and PSP to retain and hire key personnel and maintain relationships with their franchisees, customers, suppliers, partners and others with whom they do business, or on their respective operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the Transaction and/or the Financing; legal proceedings related to the Transaction and/or the Financing; costs, charges or expenses resulting from the Transaction and/or the Financing; growth of the franchise base at PSP; the strength of the economy; changes in the overall level of consumer spending; the performance of the products and services of the Company and PSP within the prevailing retail or other business environment; implementation of the strategy of the Company and PSP; maintaining appropriate levels of inventory; changes in tax policy; or the failure to satisfy any of the other conditions to the completion of the Transaction and/or the Financing. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Transition Report on Form 10-K/T for the transition period ended December 28, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this report are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this report. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

2.1*
Amended and Restated Equity Purchase Agreement, dated as of March 3, 2021, by and among Franchise Group Newco PSP, LLC, PSP Holdings, LLC, Sentinel Capital Partners VI-A, L.P., Sentinel PSP Blocker, Inc., PSP Midco, LLC, PSP Intermediate, LLC, Sentinel Capital Partners, L.L.C., solely for purposes of agreeing to the covenants set forth in Section 6.8 and Section 6.9 thereof, PSP Midco Holdings, LLC, and Franchise Group, Inc., solely for purposes of agreeing to the covenants set forth in Section 10.19 thereof.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Equity Purchase Agreement have been omitted from this report and will be furnished supplementally to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
2.1*
Amended and Restated Equity Purchase Agreement, dated as of March 3, 2021, by and among Franchise Group Newco PSP, LLC, PSP Holdings, LLC, Sentinel Capital Partners VI-A, L.P., Sentinel PSP Blocker, Inc., PSP Midco, LLC, PSP Intermediate, LLC, Sentinel Capital Partners, L.L.C., solely for purposes of agreeing to the covenants set forth in Section 6.8 and Section 6.9 thereof, PSP Midco Holdings, LLC, and Franchise Group, Inc., solely for purposes of agreeing to the covenants set forth in Section 10.19 thereof.

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Equity Purchase Agreement have been omitted from this report and will be furnished supplementally to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer

Dated: March 8, 2021